UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

United Therapeutics Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED THERAPEUTICS CORPORATION 1735 CONNECTICUT AVENUE, NW WASHINGTON, DC 20009	Your Vote Counts! UNITED THERAPEUTICS CORPORATION 2021 Annual Meeting Vote by June 24, 2021 11:59 PM ET. For shares held in a Plan, vote by June 22, 2021 11:59 PM ET.

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You invested in UNITED THERAPEUTICS CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. THIS IS AN IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 25, 2021.

Get informed before you vote
View the Annual Report on Form 10-K, the Proxy Statement, and the form of proxy online OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to June 11, 2021. If you would like to request a copy of the proxy material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* Date: June 25, 2021 Time: 10:30 AM EDT

Location: Virtual Annual Meeting of Shareholders conducted exclusively via live audio webcast at: www.virtualshareholdermeeting.com/UTHR2021

*	Please check the proxy materials for any special requirements for attending the virtual meeting.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1a.	Katherine Klein	For
1b.	Ray Kurzweil	For
1c.	Linda Maxwell	For
1d.	Martine Rothblatt	For
1e.	Louis Sullivan	For
2.	Advisory resolution to approve executive compensation.	For
3.	Approval of the amendment and restatement of the United Therapeutics Corporation Amended and Restated 2015 Stock Incentive Plan.	For
4.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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